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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: February 10, 2003
                        (Date of earliest event reported)


                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)



           Virginia                      1-8489              54-1229715
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

On February 10, 2003, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC and Credit Suisse First Boston LLC, as Representatives named in the Underwriting Agreement for the sale of $300,000,000 aggregate principal amount of the Company's 2003 Series A 2.800% Senior Notes Due 2005 and $400,000,000 aggregate principal amount of the Company's 2003 Series B 4.125% Senior Notes Due 2008. Such Senior Notes, which are designated the 2003 Series A 2.800% Senior Notes Due 2005 and 2003 Series B 4.125% Senior Notes Due 2008, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on August 9, 2002 (File No. 333-97393). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

Forms of the Seventeenth and Eighteenth Supplemental Indentures to the Company's June 1, 2000 Senior Indenture, pursuant to which the 2003 Series A 2.800% Senior Notes Due 2005 and 2003 Series B 4.125% Senior Notes Due 2008 will be issued, are filed as Exhibit 4.2 and 4.3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibits

1 Underwriting Agreement, dated February 10, 2003, between the Company and Banc of America Securities LLC and Credit Suisse First Boston LLC, as Representatives named in the Underwriting Agreement.

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and JPMorgan Chase Bank (formerly, The Chase Manhattan Bank), as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Seventeenth Supplemental Indenture to the Senior Indenture pursuant to which the 2003 Series A 2.800% Senior Notes Due 2005 will be issued. The form of the 2003 Series A 2.800% Senior Notes Due 2005 is included as Exhibit A to the form of the Seventeenth Supplemental Indenture.

4.3 Form of Eighteenth Supplemental Indenture to the Senior Indenture pursuant to which the 2003 Series B 4.125% Senior Notes Due 2008 will be issued. The form of the 2003 Series B 4.125% Senior Notes Due 2008 is included as Exhibit A to the form of the Eighteenth Supplemental Indenture.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      DOMINION RESOURCES, INC.
                                                             Registrant

                                                        /s/ James P. Carney
                                                        -------------------
                                                          James P. Carney
                                                        Assistant Treasurer

Date:  February 11, 2003